                AmeriCredit Automobile Receivables Trust 1997-D
                      Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.240% Asset Backed Notes
                      Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:   07/01/98
Monthly Period Ending:      07/31/98

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE
      CALCULATION:

      A.   Beginning of period Aggregate Principal
           Balance                                                                                       $335,953,939
                                                                                                         ------------
      B.   Purchase of Subsequent Receivables                                                                       0
                                                                                                         ------------
      C.   Monthly Principal Amounts

           (1) Collections on Receivables outstanding
                at end of period                                                            9,147,903
                                                                                           ----------
           (2) Collections on Receivables paid off
                during period                                                               2,654,933
                                                                                           ----------
           (3) Receivables becoming Liquidated Receivables
                during period                                                               3,124,375
                                                                                           ----------
           (4) Receivables becoming Purchased Receivables
                during period
                                                                                           ----------
           (5) Cram Down Losses occurring during period
                                                                                           ----------
           (6) Other Receivables adjustments                                                  595,821
                                                                                           ----------
           (7) Less amounts allocable to Interest                                          (4,925,822)
                                                                                           ----------
            Total Monthly Principal Amounts                                                                10,597,210
                                                                                                         ------------
      D.   End of period Aggregate Principal Balance                                                     $325,356,729
                                                                                                         ------------
      E.   Pool Factor                                                                                      81.339323%
                                                                                                         ------------
                                                                                                         ------------

II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                          Class A-1       Class A-2        Class A-3         TOTAL
                                                          ---------       ---------        ---------         -----
      A.   Beginning of period Note Balance              $17,539,406     $182,000,000    $123,000,000    $322,539,406
                                                         ------------------------------------------------------------
      B.   Noteholders' Principal Distributable Amount    10,597,210                0               0      10,597,210
      C.   Noteholders' Accelerated Principal Amount         625,671                0               0         625,671
      D.   Accelerated Payment Amount Shortfall                    0                0               0               0
      E.   Note Prepayment Amount                                  0                0               0               0
      F.   Deficiency Claim Amount                                 0                0               0               0

      G.   End of period Note Balance                     $6,316,525     $182,000,000    $123,000,000    $311,316,525
                                                         ------------------------------------------------------------
                                                         ------------------------------------------------------------
      H.   Note Pool Factors                                6.648973%      100.000000%     100.000000%      77.829131%
                                                         ------------------------------------------------------------
                                                         ------------------------------------------------------------

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                 $0
                                                                                                 -----------
      B.  Purchase of Subsequent Receivables                                              0
                                                                                -----------
      C.  Investment Earnings                                                             0
                                                                                -----------
      D.  Investment Earnings Transfer to Collections Account                             0
                                                                                -----------
      E.  Payment of Mandatory Prepayment Amount                                                           0
                                                                                                 -----------
      F.  End of period Pre-Funding Account balance                                                       $0
                                                                                                 -----------
                                                                                                 -----------
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                        $10,597,210
                                                                                                 -----------
      B.  Required Pro-forma Security Balance                                   292,821,056
                                                                                -----------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of
            Total Monthly Principal Amounts)                                    311,942,196
                                                                                -----------
      D.  Step-down Amount  (B. - C.)                                                                      0
                                                                                                 -----------
      E.  Principal Distributable Amount  (A.- D.)                                               $10,597,210
                                                                                                 -----------
                                                                                                 -----------
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest Account balance                                        $0
                                                                                                 -----------
      B.  Monthly Capitalized Interest Amount                                             0
                                                                                -----------
      C.  Investment Earnings                                                             0
                                                                                -----------
      D.  Investment Earnings Transfer to Collections Account                             0
                                                                                -----------
      E.  Payment of Overfunded Capitalized Interest Amount                               0
                                                                                -----------
      F.  Payment of Remaining Capitalized Interest Account                               0
                                                                                -----------
                                                                                                           0
                                                                                                 -----------
      G.  End of period Capitalized Interest Account balance                                              $0
                                                                                                 -----------
                                                                                                 -----------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)      Collections on Receivables during period
                      (net of Liquidation Proceeds)                             $11,802,836
                                                                                -----------
           (2)      Liquidation Proceeds collected
                      during period                                               1,656,226
                                                                                -----------
           (3)      Purchase Amounts deposited in Collection
                      Account
                                                                                -----------
           (4)(a)      Investment Earnings - Collection Account                      34,168
                                                                                -----------
              (b)      Investment Earnings - Transfer From Prefunding
                        Account                                                           0
                                                                                -----------
              (c)      Investment Earnings - Transfer From Capitalized
                        Interest Account                                                  0
                                                                                -----------
           (5)      Collection of Supplemental Servicing Fees
              (a)      Extension Fees                                               104,490
                                                                                -----------
              (b)      Repo and Recovery Fees Advanced                               89,230
                                                                                -----------
              (c)      Other Fees                                                    86,294
                                                                                -----------
           (6)      Monthly Capitalized Interest Amount                                   0
                                                                                -----------
           (7)      Mandatory Prepayment Amount
                                                                                -----------
           Total Available Funds                                                                  13,773,244
                                                                                                 -----------

      B.   Distributions:

           (1)   Base Servicing Fee and Supplemental Servicing Fees
              (a)      Base Servicing Fee                                           627,814
                                                                                -----------
              (b)      Repo and Recovery Fees                                        89,230
                                                                                -----------
              (c)      Bank Service Charges                                           9,355
                                                                                -----------
              (d)      Other Fees                                                    86,294
                                                                                -----------
           (2)      Agent fees                                                        2,100
                                                                                -----------
           (3)      Refunds of Overpayments paid by AFS                               8,605
                                                                                -----------
           (4)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                   84,774
                                                                                -----------
                            (b)        Class A - 2                                  879,098
                                                                                -----------
                            (c)        Class A - 3                                  639,600
                                                                                -----------

           (5)   Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                               10,597,210
                                                                                -----------
                            (b)        Class A - 2                                        0
                                                                                -----------
                            (c)        Class A - 3                                        0
                                                                                -----------

           (6)   Security Insurer Premiums                                          123,493
                                                                                -----------

           Total distributions                                                                    13,147,573
                                                                                                 -----------

      C.   Excess Available Funds  (or Deficiency Claim Amount)                                      625,671
                                                                                                 -----------

      D.   Noteholders' Accelerated Principal Amount                                                (625,671)
                                                                                                 -----------

      E.   Deposit to Spread Account                                                                      $0
                                                                                                 -----------
                                                                                                 -----------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                                $    625,671
                                                                                        ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                       311,942,196
                                                                                        ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                       292,821,056
                                                                                        ------------
     D.   Excess of Pro Forma Balance over Required Balance (B.-C.)                       19,121,140
                                                                                        ------------
     E.   End of Period Class A-1 Note Balance (before accel. payments)                    6,942,196
                                                                                        ------------
     F.   Greater of D. or E.                                                             19,121,140
                                                                                        ------------
     G.   Accelerated Principal Amount (lesser of A. or F.)                                            $   625,671
                                                                                                       -----------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                    $311,942,196
                                                                                        ------------
     B.   Required Pro Forma Security Balance                                            292,821,056
                                                                                        ------------
     C.   Excess of Pro Forma Balance over Required Balance (A.-B.)                       19,121,140
                                                                                        ------------
     D.   End of Period Class A-1 Note Balance (before accel. payments)                    6,942,196
                                                                                        ------------
     E.   Greater of C. or D.                                                             19,121,140
                                                                                        ------------
     F.   Excess Available Funds (VI.C.)                                                     625,671
                                                                                        ------------
     G.   Investment Earnings on Collection Account                                           34,168
                                                                                        ------------
     H.   Accelerated Payment Amount Shortfall (E.-F.+G.)                                              $18,529,637
                                                                                                       -----------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                   $ 3,881,665
                                                                                                       -----------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                          0
                                                                                        ------------
          (2)  Investment Earnings                                                            20,526
                                                                                        ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                0
                                                                                        ------------
          Total Additions                                                                                   20,526
                                                                                                       -----------
     C.   Spread Account balance available for withdrawals                                               3,902,191
                                                                                                       -----------
     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                           $  3,249,993
                                                                                        ------------
          (2)  Subsequent Spread Account Deposits                                            750,000
                                                                                        ------------
          (3)  Total Initial & Subsequent Spread Account
                 Deposits (1)+(2)                                                          3,999,993
                                                                                        ------------
          (4)  $100,000                                                                      100,000
                                                                                        ------------
          (5)  2% of Original Pool Balance (total deliveries)                              7,999,986
                                                                                        ------------
          (6)  End of period Note Balance (before accel.
                 principal shortfall calc)                                               311,316,525
                                                                                        ------------
          (7)  Lesser of (5) or (6)                                                        7,999,986
                                                                                        ------------
          (8)  Floor Amount Greater of (4) or (7)                                          7,999,986
                                                                                        ------------
          (9)  Aggregate Principal Balance                                               325,356,729
                                                                                        ------------
          (10)  End of period Note Balance (before accel.
                 principal shortfall calc)                                               311,316,525
                                                                                        ------------
          (11) Line (9) less line (10)                                                    14,040,204
                                                                                        ------------
          (12) OC level (11)/(9)                                                               4.32%
                                                                                        ------------
          (13) 13% less OC level, if OC level is greater than 10%                               n/a
                                                                                        ------------
          (14) If OC level is equal to or greater than 10%,
                 Percent in (13) x End of Period
                 Aggregate Principal Balance                                                    n/a
                                                                                        ------------
          (15) If OC level is less than 10%, 1% of Original Pool
                 Balance (total deliveries)                                                3,999,993
                                                                                        ------------
          (16) 15% of end of period Aggregate Principal Balance
                 if Trigger Date                                                                n/a
                                                                                        ------------
          Requisite Amount of Spread Account (either (3), (8),
                 (14), (15), or (16) as applicable)                                                      3,999,993
                                                                                                       -----------
     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                        ------------
          (2)  Priority Second through Third
                                                                                        ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall      18,529,637
                                                                           ----------
                 Accelerated Payment Amount Shortfall in Excess of
                 Requisite Amount                                                                  0
                                                                                        ------------
          (4)  Priority Fifth through Sixth
                                                                                        ------------
          (5)  Priority Seventh - to Servicer
                                                                                        ------------
          Total withdrawals                                                                                      0
                                                                                                       -----------
     F.   End of period Spread Account balance                                                         $ 3,902,191
                                                                                                       -----------

                                       3


X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                         29,879
                                                                                                       -----------
     B.   Number of Subsequent Receivables Purchased                                                             0
                                                                                                       -----------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                          166
                                                                                                       -----------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                       -----------
     E.   Number of Receivables paid off during period                                                         256
                                                                                                       -----------
     F.   End of period number of Receivables                                                               29,457
                                                                                                       -----------
                                                                                                       -----------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                           19.27%
                                                                                                       -----------
     B.   Weighted Average Remaining Term of the Receivables                                                 46.89
                                                                                                       -----------
     C.   Average Receivable Balance                                                                   $    11,045
                                                                                                       -----------
     D.   Aggregate Realized Losses                                                                    $11,212,500
                                                                                                       -----------


By:
          ---------------------------------------
Name:     Preston A. Miller
          ---------------------------------------
Title:    Executive Vice President and Treasurer
          ---------------------------------------
Date:     August 3, 1998
          ---------------------------------------

                AmeriCredit Automobile Receivables Trust 1997-D
                     Class A-1 5.800% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.240% Asset Backed Notes
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning   07/01/98
Monthly Period Ending      07/31/98

I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                  Class A-1       Class A-2          Class A-3            TOTAL
                                                                  ---------       ---------          ---------            -----

      A.       Preliminary End of period Note Balance             $6,316,525     $182,000,000       $123,000,000       $311,316,525
                                                                  -----------------------------------------------------------------

      B.       Deficiency Claim Amount                                     0                0                  0                  0

      C.       End of period Note Balance                         $6,316,525     $182,000,000       $123,000,000       $311,316,525
                                                                  -----------------------------------------------------------------
                                                                  -----------------------------------------------------------------

      D.       Note Pool Factors                                   6.648973%      100.000000%        100.000000%         77.829131%
                                                                  -----------------------------------------------------------------
                                                                  -----------------------------------------------------------------


II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.       Preliminary End of period Spread Account
                balance                                                                                                  $3,902,191
                                                                                                                         ----------

      B.       Priority First - Deficiency Claim Amount
                from preliminary certificate                                                                                      0
                                                                                                                         ----------

      C.       End of period Spread Account balance                                                                      $3,902,191
                                                                                                                         ----------

X.          PERFORMANCE TESTS:

      A.       Delinquency Ratio
           (1)      Receivables with Scheduled Payment
                          delinquent more than 60 days
                          at end of period                                                            $6,623,164
                                                                                                     -----------

           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 60
                         days at end of period
                                                                                                     -----------
           (3)      Beginning of period Principal Balance                                            335,953,939
                                                                                                     -----------
           (4)      Delinquency Ratio (1)+(2) divided by (3)                                                                  1.97%
                                                                                                                         ----------
           (5)      Previous Monthly Period Delinquency Ratio                                                                 1.80%
                                                                                                                         ----------
           (6)      Second previous Monthly Period
                         Delinquency Ratio                                                                                    1.92%
                                                                                                                         ----------
           (7)      Average Delinquency Ratio (4)+(5)+(6)
                         divided by 3                                                                                         1.90%
                                                                                                                         ----------
           (8)      Compliance (Delinquency Test Failure is a
                           Delinquency Ratio equal to or
                            greater than 5.00%)                                                                                 yes
                                                                                                                         ----------

                                       1

      B.       Cumulative Default Rate
           (1)      Defaulted Receivables in Current Period                                           $2,974,097
                                                                                                     -----------
           (2)      Cumulative Defaulted Receivables Including
                         Defaulted Receivables in Current
                          Period                                                                      24,761,369
                                                                                                     -----------
           (3)      Original Pool Balance                                                            399,999,306
                                                                                                     -----------
           (4)      Cumulative Default Rate (2) divided by (3)                                                                6.19%
                                                                                                                         ----------
           (5)      Compliance (Default Test Failure is a
                           Cumulative Default Rate equal to or
                            greater than 11.81%.)                                                                               yes
                                                                                                                         ----------


      C.       Cumulative Net Loss Rate
           (1)      Receivables becoming Liquidated Receivables
                     during period                                                                    $3,124,375
                                                                                                     -----------
           (2)      Purchased Receivables with Scheduled
                         Payment delinquent more than 30 days
                          at end of period
                                                                                                     -----------
           (3)      Cram Down Losses occurring during period
                                                                                                     -----------
           (4)      Liquidation Proceeds collected during period                                      (1,656,226)
                                                                                                     -----------
           (5)      Net Losses during period (1)+(2)+(3)-(4)                                           1,468,149
                                                                                                     -----------
           (6)      Net Losses since Initial Cut-off Date
                         (Beginning of Period)                                                         9,744,351
                                                                                                     -----------
           (7)      50% of Receivables with Scheduled Payment
                         delinquent more than 90 days at end of
                          period                                                                       2,111,397
                                                                                                     -----------
           (8)      Original Aggregate Principal Balance plus
                         Pre-Funded Amount as of the Closing Date                                    400,000,000
                                                                                                     -----------
           (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                          divided by (8)                                                                                      3.33%
                                                                                                                         ----------
           (10)     Compliance (Net Loss Test Failure is a
                           Net Loss Rate equal to or greater
                            than 6.75%.)                                                                                        yes
                                                                                                                         ----------


      D.       Extension Rate
           (1)      Principal Balance of Receivables extended
                            during current period                                                     10,638,773
                                                                                                     -----------
           (2)      Beginning of Period Aggregate Principal
                            Balance                                                                  335,953,939
                                                                                                     -----------
           (3)      Extension Rate (1) divided by (2)                                                                         3.17%
                                                                                                                         ----------
           (4)      Previous Monthly Extension Rate                                                                           3.06%
                                                                                                                         ----------
           (5)      Second previous Monthly Extension Rate                                                                    2.15%
                                                                                                                         ----------
           (6)      Average Extension Rate (3)+(4)+(5)
                         divided by 3                                                                                         2.79%
                                                                                                                         ----------
           (7)      Compliance (Extension Test Failure is an
                           Extension Rate equal to or
                            greater than 4%.)                                                                                   yes
                                                                                                                         ----------

XI.         DELINQUENCY:

      A.       Receivables with Scheduled Payment delinquent
           (1)      31-60 days                                                #         2,163        $25,486,140              7.59%
                                                                               ----------------------------------------------------
           (2)      61-90 days                                                            404          4,717,938              1.40%
                                                                               ----------------------------------------------------
           (3)      over 90 days                                                          171          1,905,226              0.57%
                                                                               ----------------------------------------------------

           Receivables with Scheduled Payment delinquent
               more than 30 days at end of period                                       2,738        $32,109,304              9.56%
                                                                               ----------------------------------------------------
                                                                               ----------------------------------------------------




By:
         --------------------------------------
Name:    Preston A. Miller
         -----------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    August 5, 1998
         --------------


                                       2